EX-10.55

                               AMENDMENT NO. 1 TO

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

        This Amendment No. 1 to the Amended and Restated Stockholders Agreement (this "Amendment Agreement") is entered into as of March 8, 1999 by and among the Stockholders who have executed the signature pages of this Agreement and Nu Skin Enterprises, Inc., a corporation organized under the laws of the State of Delaware (the "Company"). This Amendment Agreement shall be binding upon each person who executes this Amendment Agreement notwithstanding the fact that any other Stockholders fail or refuse to execute this Amendment Agreement. The capitalized terms used in this Amendment Agreement and not otherwise defined herein shall have the meanings given such terms in the Amended and Restated
Stockholders Agreement dated November 28, 1997 (the "Amended and Restated Stockholders Agreement").

                                    RECITALS

        A. WHEREAS, the Company has entered into a letter of intent with Nu Skin USA, Inc., Big Planet, Inc., certain shareholders of Big Planet, Inc. and certain of the Initial Stockholders with respect to the potential acquisition by the Company or its affiliates of Big Planet, Inc., Nu Skin Canada, Inc., Nu Skin Mexico S.A. de C.V., a Mexico corporation domesticated in the State of Delaware under the name Nu Skin Mexico, Inc., and Nu Skin Guatemala, S.A., a Guatemala corporation domesticated in the State of Delaware under the name Nu Skin Guatemala, Inc. and further regarding the termination of various agreements between Nu Skin International, Inc., a subsidiary of the Company, and Nu Skin USA, Inc. in consideration for the payment to Nu Skin USA, Inc. of certain consideration and the acquisition of certain assets by the Company from Nu Skin USA, Inc. (all of the foregoing proposed transactions being referred to herein collectively as the "Proposed Transactions"); and

        B. WHEREAS, in connection with the Proposed Transactions and the Company's efforts to pursue certain liquidity events for those Stockholders executing this Amendment Agreement, the Company has requested that the Stockholders execute this Amendment Agreement and extend certain resale restrictions set forth therein;

        NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto irrevocably agree as follows:

        1. Section 2.2 Lock-up Agreement is hereby amended to provide that the Extended Lock-up Period for all Stockholders who execute this Agreement (other than the trusts identified on Schedule B to the Amended and Restated Stockholders Agreement) is extended until and shall terminate on December 31, 1999. All other terms and conditions of Section 2.2 of the Amended and Restated Stockholders Agreement shall remain in full force and effect. The trusts identified on Schedule B to the Amended and Restated Stockholders Agreement and those Stockholders who elect not to execute this Amendment Agreement shall remain subject to the original Extended Lock-up Period, and following the expiration of such original Extended Lock-up Period shall remain subject to the limitations on resale as set forth in the Amended and Restated Stockholders Agreement during the Restricted Resale Period.

        2. Section 2.3 Post Lock-up Selling Restrictions is hereby amended to provide that the Restricted Resale Period for all Stockholders (including the trusts identified on Schedule B to the Amended and Restated Stockholders Agreement and those Stockholders who do not execute this Agreement) shall expire on March 26, 2000. All other terms and conditions of Section 2.3 of the Amended and Restated Stockholders Agreement shall remain in full force and effect.

        3. Section 3.4 Application of Agreement to Transfers in Private Resale Transactions is hereby amended by adding the following sentence at the end of such Section:

        "Notwithstanding the foregoing, upon request to the Company, the Company may authorize, which authorization may be granted or withheld in its sole discretion exercised in good faith, a donee that is a non-profit entity that is qualified under Section 501(c)(3) of the Internal Revenue Code and is unaffiliated with any Stockholder to sell shares and not have such shares aggregated with any shares transferred by the Transferring Stockholder for purposes of the Rule 144 Allotment provided that such donee sells the shares in accordance with the requirements specified by the Company such as selling such shares through Merrill Lynch's Provo office, over such time period as may be required by the Company, and in such manner and during such time period as will not adversely affect the price or market of the Company's Class A Common Stock.

        4. Limited Resales. Each of Keith R. Halls, or affiliates he designates, Anna Massaro Halls, or affiliates she designates, Rick A. Roney, Burke F. Roney, Park R. Roney, and the MAR Trust, if they execute this Amendment Agreement, may
(A) sell to the Company in 1999 20,000 shares of their Class A or Class B Common Stock at a purchase price equal to 80% of the fair market value of such shares based on the lower of the closing price of the Company's Class A Common Stock on the New York Stock Exchange on the date prior to the announcement of the execution of the letter of intent regarding the Proposed Transactions or the day immediately prior to the date of the purchase of such shares by the Company, and
(B) notwithstanding their agreement to extend the Extended Lock-Up Period, sell 20,000 shares between September 1, 1999 and December 31, 1999 if such Stockholder does not (i) sell any shares to the Company during 1999, and (ii) does not sell any shares in a private placement or a secondary offering prior to September 1, 1999. Any such sales shall be made through Merrill Lynch in accordance with the provisions of 2.3.2 and 2.3.3, and for purposes of Section 2.3.3, the Stockholder's Rule 144 Allotment for the period from September 1, 1999 through December 31, 1999 shall be deemed to be 20,000 shares.

        5. Liquidity Events. As additional consideration to the Stockholders who, together with all of their Stockholder Controlled Entities, execute this Amendment Agreement and agree to the extension of the Extended Lock-up Period prior to March 15, 1999, the Company will endeavor to pursue other liquidity alternatives for such Stockholders, market conditions permitting. Any of the Stockholders who elect not to execute this Amendment Agreement prior to March 15, 1999 shall not have any right to participate in any such liquidity alternative or event except for such limited rights that they may have with respect to any registered, underwritten offering commenced by the Company under the piggy-back registration rights provisions of the Amended and Restated Stockholders Agreement.

        6. Counterparts. This Agreement may be executed by facsimile and by any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one agreement. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all of the Parties hereto.

        7. Effect of Amendment. This Amendment Agreement amends the Amended and Restated Stockholders Agreement only to the extent expressly provided herein. Pursuant to Section 12.5 of the Amended and Restated Stockholders Agreement, this Amendment Agreement shall be binding upon each

                                       -2-
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of the Stockholders who elect to execute this Amendment Agreement even if one or more of the Stockholders fail or refuse to execute this Amendment Agreement. To the extent provisions of the Amended and Restated Stockholders Agreement are not expressly modified or amended by this Agreement, such unamended provisions shall continue in full force and effect and shall be construed together with the amendments set forth herein as the entire agreement of the parties hereto. The Amendment Agreement shall not apply to any Stockholder who does not execute this Amendment Agreement, but such Stockholder shall remain subject to and obligated under the terms of the Amended and Restated Stockholders Agreement, without giving effect to this Amendment, and this Amendment shall in no way be interpreted as limiting the obligations or restrictions in the Amended and Restated Stockholders Agreement with respect to any Stockholder who does not execute this Amendment Agreement. In the event the Company or one of its subsidiaries has not entered into a definitive agreement with respect to the Proposed Transactions by May 15 1999, the amendments referred to in Sections 1, 2 and 4 hereof shall expire and no longer be of any force or effect from the date of such written notice.

                      [SIGNATURE PAGES BEGIN ON NEXT PAGE]

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                        SIGNATURE PAGE OF AMENDMENT NO. 1
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

        IN WITNESS WHEREOF, this Agreement has been signed by duly authorized signatories of the Parties hereto and is binding upon the Parties hereto as of the date first above written.

                                       NU SKIN ENTERPRISES, INC.,
                                       a Delaware Corporation

                                       By:    /s/ Truman Hunt
                                       Its:   Vice President

                                       By: /s/ Blake M. Roney
                                       Blake M. Roney, individually

                                       By: /s/ Nancy l. Roney
                                       Nancy L. Roney, individually

                                       THE ALL R'S TRUST

                                       By: /s/ L. S. McCullough
                                       L. S. McCullough
                                       Its:   Trustee

                                       THE B & N RONEY TRUST

                                       By: /s/ L. S. McCullough
                                       L. S. McCullough
                                       Its:   Trustee

                                       THE WFA TRUST

                                       By: /s/ L. S. McCullough
                                       L. S. McCullough
                                       Its:   Trustee

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                        SIGNATURE PAGE OF AMENDMENT NO. 1
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                       BNASIA, LTD.

                                       By: /s/ Blake M. Roney
                                       Blake M. Roney
                                       Its:   General Partner

                                       By: /s/ Nancy L. Roney
                                       Nancy L. Roney
                                       Its:   General Partner

                                       THE BLAKE M. AND NANCY L. RONEY
                                       FOUNDATION

                                       By: /s/ Blake M. Roney
                                       Blake M. Roney
                                       Its:   Trustee

                                       By: /s/ Nancy L. Roney
                                       Nancy L. Roney
                                       Its:   Trustee

                                       THE ONE FOUNDATION

                                       By: /s/ Blake M. Roney
                                       Blake M. Roney
                                       Its:   Trustee

                                       By: /s/ Nancy L. Roney
                                       Nancy L. Roney
                                       Its:   Trustee

                                       By: /s/ Keith R. Halls
                                       Keith R. Halls
                                       Its:   Trustee

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                        SIGNATURE PAGE OF AMENDMENT NO. 1
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                       B & N RHINO COMPANY, L.C.

                                       By: /s/ Craig F. McCullough
                                       Craig F. McCullough
                                       Its:   Manager

                                       /s/ Nedra D. Roney
                                       Nedra D. Roney, individually

                                       Rick A. Roney, individually

                                       /s/ Burke F. Roney
                                       Burke F. Roney, individually

                                       /s/ Park R. Roney
                                       Park R. Roney, individually

                                       THE MAR TRUST

                                       By: /s/ Tom D. Branch
                                       Tom D. Branch
                                       Its:   Trustee

                                       THE NR TRUST

                                       By: /s/ Tom D. Branch
                                       Tom D. Branch
                                       Its:   Trustee

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                        SIGNATURE PAGE OF AMENDMENT NO. 1
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                       THE ROSE FOUNDATION

                                       By: /s/ Nedra D. Roney
                                       Nedra D. Roney
                                       Its:   Trustee

                                       By: /s/ Tom D. Branch
                                       Tom D. Branch
                                       Its:   Trustee

                                       THE NEDRA RONEY FIXED CHARITABLE TRUST

                                       By: /s/ Tom D. Branch
                                       Tom D. Branch
                                       Its:   Trustee

                                       NR RHINO COMPANY, L.C.

                                       By: /s/ Craig F. McCullough
                                       Craig F. McCullough
                                       Its:   Manager

                                       /s/ Sandra N. Tillotson
                                       Sandra N. Tillotson, individually

                                       THE SNT TRUST

                                       By: /s/ Lee M. Brower
                                       Lee M. Brower
                                       Its:   Trustee

                                       THE DVNM TRUST

                                       By: /s/ Lee M. Brower
                                       Lee M. Brower
                                       Its:   Trustee

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                        SIGNATURE PAGE OF AMENDMENT NO. 1
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                       THE CWN TRUST

                                       By: /s/ Lee M. Brower
                                       Lee M. Brower
                                       Its:   Trustee

                                       THE DPN TRUST

                                       By: /s/ Craig S. Tillotson
                                       Craig S. Tillotson
                                       Its:   Trustee

                                       By: /s/ Lee M. Brower
                                       Lee M. Brower
                                       Its:   Trustee

                                       THE GNT TRUST

                                       By: /s/ Craig S. Tillotson
                                       Craig S. Tillotson
                                       Its:   Trustee

                                       By: /s/ Lee M. Brower
                                       Lee M. Brower
                                       Its:   Trustee

                                       THE LMB TRUST

                                       By: /s/ Lee M. Brower
                                       Lee M. Brower
                                       Its:   Trustee

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                        SIGNATURE PAGE OF AMENDMENT NO. 1
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                       THE SANDRA N. TILLOTSON FOUNDATION

                                       By: /s/ Sandra N. Tillotson
                                       Sandra N. Tillotson
                                       Its:   Trustee

                                       By: /s/ Lee M. Brower
                                       Lee M. Brower
                                       Its:   Trustee

                                       THE SANDRA N. TILLOTSON FIXED
                                       CHARITABLE TRUST

                                       By: /s/ Sandra N. Tillotson
                                       Sandra N. Tillotson
                                       Its:   Trustee

                                       By: /s/ L. S. McCullough
                                       L. S. McCullough
                                       Its:   Independent Trustee

                                       SNT RHINO COMPANY, L.C.

                                       By: /s/ Craig S. Tillotson
                                       Craig S. Tillotson
                                       Its:   Manager

                                       /s/ Steven J. Lund
                                       Steven J. Lund, individually

                                       /s/ Kalleen Lund
                                       Kalleen Lund, individually

                                       SKASIA, LTD.

                                       By: /s/ Steven J. Lund
                                       Steven J. Lund
                                       Its:   General Partner

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                        SIGNATURE PAGE OF AMENDMENT NO. 1
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                       By: /s/ Kalleen Lund
                                       Kalleen Lund
                                       Its:   General Partner

                                       THE S AND K LUND TRUST

                                       By: /s/ Blake M. Roney
                                       Blake M. Roney
                                       Its:   Trustee

                                       THE STEVEN J. AND KALLEEN LUND
                                       FOUNDATION

                                       By: /s/ Steven J. Lund
                                       Steven J. Lund
                                       Its:   Trustee

                                       By: /s/ Kalleen Lund
                                       Kalleen Lund
                                       Its:   Trustee

                                       THE STEVEN AND KALLEEN LUND FIXED
                                       CHARITABLE TRUST

                                       By: /s/ Steven J. Lund
                                       Steven J. Lund
                                       Its:   Trustee

                                       By: /s/ Steven J. Lund
                                       Kalleen Lund
                                       Its:   Trustee

                                       By: /s/ L. S. McCullough
                                       L. S. McCullough
                                       Its:   Independent Trustee

                                       S & K RHINO COMPANY, L.C.

                                       By: /s/ Craig F. McCullough
                                       Craig F. McCullough
                                       Its:   Manager

                        SIGNATURE PAGE OF AMENDMENT NO. 1
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                       /s/ Brooke B. Roney
                                       Brooke B. Roney, individually

                                       /s/ Denice R. Roney
                                       Denice R. Roney, individually

                                       BDASIA, LTD.

                                       By: /s/ Brooke B. Roney
                                       Brooke B. Roney
                                       Its:   General Partner

                                       By: /ss Denice R. Roney
                                       Denice R. Roney
                                       Its:   General Partner

                                       THE B AND D RONEY TRUST

                                       By: /s/ Blake M. Roney
                                       Blake M. Roney
                                       Its:   Trustee

                                       THE BROOKE BRENNAN AND DENICE RENEE
                                       RONEY FOUNDATION

                                       By: /s/ Brooke B. Roney
                                       Brooke B. Roney
                                       Its:   Trustee

                                       By: /s/ Denice R. Roney
                                       Denice R. Roney
                                       Its:   Trustee

                                       Kirk V. Roney, individually

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                        SIGNATURE PAGE OF AMENDMENT NO. 1
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                       Melanie K. Roney, individually

                                       KMASIA, LTD.

                                       By:
                                       Kirk V. Roney
                                       Its:   General Partner

                                       By:
                                       Melanie K. Roney
                                       Its:   General Partner

                                       THE K AND M RONEY TRUST
                                       By:
                                       Rick A. Roney
                                       Its:   Trustee

                                       THE KIRK V. AND MELANIE K. RONEY
                                       FOUNDATION

                                       By:
                                       Kirk V. Roney
                                       Its:   Trustee

                                       By:
                                       Melanie K. Roney
                                       Its:   Trustee

                                       THE KIRK AND MELANIE RONEY FIXED
                                       CHARITABLE TRUST

                                       By:
                                       Kirk V. Roney
                                       Its:   Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 1
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                       By:
                                       Melanie K. Roney
                                       Its:   Trustee

                                       By:
                                       L. S. McCullough
                                       Its:   Trustee

                                       K & M RHINO COMPANY, L.C.

                                       By:
                                       Craig F. McCullough
                                       Its:   Manager

                                       /s/ Keith R. Halls
                                       Keith R. Halls, individually

                                       /s/ Anna Lisa Massaro Halls
                                       Anna Lisa Massaro Halls, individually

                                       KAASIA, LTD.

                                       By: /s/ Keith R. Halls
                                       Keith R. Halls
                                       Its:   General Partner

                                       By: /s/ Anna Lisa Halls
                                       Anna Lisa Halls
                                       Its:   General Partner

                                       THE K AND A HALLS TRUST

                                       By: /s/ Michael Lee Halls
                                       Michael Lee Halls
                                       Its:   Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 1
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                       By: /s/ Dennis Morgan
                                       Dennis Morgan
                                       Its:   Trustee

                                       THE HALLS FAMILY TRUST

                                       By: /s/ Michael Lee Halls
                                       Michael Lee Halls
                                       Its:   Trustee

                                       By: /s/ Dennis Morgan
                                       Dennis Morgan
                                       Its:   Trustee

                                       THE KEITH AND ANNA LISA HALLS FIXED
                                       CHARITABLE TRUST

                                       By: /s/ Keith R. Halls
                                       Keith R. Halls
                                       Its:   Trustee

                                       By: /s/ Anna Lisa Halls
                                       Anna Lisa Halls
                                       Its:   Trustee

                                       By: /s/ L. S. McCullough
                                       L. S. McCullough
                                       Its:   Independent Trustee

                                       THE KEITH RAY AND ANNA LISA MASSARO
                                       HALLS FOUNDATION

                                       By: /s/ Keith R. Halls
                                       Keith R. Halls
                                       Its:   Trustee

                                       By: /s/ Anna Lisa Halls
                                       Anna Lisa Halls
                                       Its:   Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 1
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                       K & A RHINO COMPANY, L.C.

                                       By: /s/ Craig F McCullough
                                       Craig F. McCullough
                                       Its:   Manager

                                       /s/ Craig S. Tillotson
                                       Craig S. Tillotson, individually

                                       THE CST TRUST

                                       By: /s/ Robert L. Stayner
                                       Robert L. Stayner
                                       Its:   Trustee

                                       THE JS TRUST

                                       By: /s/ Lee M. Brower
                                       Lee M. Brower
                                       Its:   Trustee

                                       THE JT TRUST

                                       By: /s/ Lee M. Brower
                                       Lee M. Brower
                                       Its:   Trustee

                                       THE CB TRUST

                                       By: /s/ Lee M. Brower
                                       Lee M. Brower
                                       Its:   Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 1
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                       THE CM TRUST

                                       By: /s/ Lee M. Brower
                                       Lee M. Brower
                                       Its:   Trustee

                                       THE BCT TRUST

                                       By: /s/ Lee M. Brower
                                       Lee M. Brower
                                       Its:   Trustee

                                       THE ST TRUST

                                       By: /s/ Lee M. Brower
                                       Lee M. Brower
                                       Its:   Trustee

                                       THE NJR TRUST

                                       By: /s/ Lee M. Brower
                                       Lee M. Brower
                                       Its:   Trustee

                                       THE RLS TRUST

                                       By: /s/ Lee M. Brower
                                       Lee M. Brower
                                       Its:   Trustee

                                       THE RBZ TRUST

                                       By: /s/ Lee M. Brower
                                       Lee M. Brower
                                       Its:   Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 1
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                       THE LB TRUST

                                       By: /s/ Lee M. Brower
                                       Lee M. Brower
                                       Its:   Trustee

                                       THE CRAIG S. TILLOTSON FOUNDATION

                                       By: /s/ Craig S. Tilotson
                                       Craig S. Tillotson
                                       Its:   Trustee

                                       By: /s/ Lee M. Brower
                                       Lee M. Brower
                                       Its:   Trustee

                                       THE CRAIG S. TILLOTSON FIXED CHARITABLE
                                       TRUST

                                       By: /s/ Craig S. Tillotson
                                       Craig S. Tillotson
                                       Its:   Trustee

                                       By: /s/ Lee M. Brower
                                       Lee M. Brower
                                       Its:   Independent Trustee

                                       CST RHINO COMPANY, L.C.

                                       By: /s/ Sandra N. Tillotson
                                       Sandra N. Tillotson
                                       Its:   Manager

                                       /s/ R. Craig Bryson
                                       R. Craig Bryson, individually

                                       /s/ Kathleen D. Bryson
                                       Kathleen D. Bryson, individually

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                        SIGNATURE PAGE OF AMENDMENT NO. 1
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                       RCKASIA, LTD.

                                       By: /s/ R. Craig Bryson
                                       R. Craig Bryson
                                       Its:   General Partner

                                       By: /s/ Kathleen D. Bryson
                                       Kathleen D. Bryson
                                       Its:   General Partner

                                       THE C AND K TRUST

                                       By: /s/ Steven J. Lund
                                       Steven J. Lund
                                       Its:   Trustee

                                       THE BRYSON FOUNDATION

                                       By: /s/ R. Craig Bryson
                                       R. Craig Bryson
                                       Its:   Trustee

                                       By: /s/ Kathleen D. Bryson
                                       Kathleen D. Bryson
                                       Its:   Trustee

                                       THE BRYSON FIXED CHARITABLE TRUST

                                       By: /s/ R. Craig Bryson
                                       R. Craig Bryson
                                       Its:   Trustee

                                       By: /s/ Kathleen D. Bryson
                                       Kathleen D. Bryson
                                       Its:   Trustee

                                       By: /s/ Robert L. Stayner
                                       Robert L. Stayner
                                       Its:   Independent Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 1
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                       CKB RHINO COMPANY, L.C.

                                       By: /s/ Keith R. Halls
                                       Keith R. Halls
                                       Its:   Manager

                                       THE RICK AND KIMBERLY RONEY VARIABLE
                                       CHARITABLE REMAINDER UNITRUST

                                       By:
                                       James Blaylock
                                       Its:   Trustee

                                       THE RICK AND KIMBERLY RONEY FIXED
                                       CHARITABLE UNITRUST

                                       By:
                                       Rick A. Roney
                                       Its:   Trustee

                                       By:
                                       Kimberly Roney
                                       Its:   Trustee

                                       By:
                                       L.S. McCullough
                                       Its:   Independent Trustee